UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: March 4, 2008
                        (Date of earliest event reported)

                           Aspen Racing Stables, Inc.
                           --------------------------
               (Exact name of Company as specified in its charter)


            Nevada                     333-141384                  98-0517550
--------------------------------------------------------------------------------
(State or Other Jurisdiction)   (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                          Identification)


                 243 Cranfield Green SE, Calgary, Albert T3M 1C4
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (403) 370-1176


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 40.13e-4(c))

Item 5.02      Departure  of  Directors   or  Certain   Officers;   Election  of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Arrangements of Certain Officers.

Effective March 4, 2008, Dwight McLellan resigned as an Officer and Director of Aspen Racing Stables, Inc. due to health reasons. Trixy Sasnyiuk-Walt, an officer and director of the Company, took on the additional title of President and Chief Executive Officer of the Company.




                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ASPEN RACING STABLES, INC.


Date: March 7, 2008                    By:  /s/ Trixy Sasyniuk-Walt
                                            ----------------------------
                                            Trixy Sasyniuk
                                            President & Chief Executive Officer